SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 27, 1997
(Date of earliest event reported)

Commission File No. 333-21263




                      Norwest Asset Securities Corporation
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          Delaware                                    52-1972128
---------------------------------     ------------------------------------------
  (State of Incorporation)               (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                      21703
----------------------------------------------      ----------------------------
 Address of principal executive offices                     (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events
         ------------

     On March 27, 1997, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1997-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR (the "Offered Certificates"), having an aggregate original principal balance of $216,014,418.72. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank of North Carolina as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1997-4, Class A-WIO Certificates having no principal balance and Class M, Class B-1 and Class B-2, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $9,001,822.22 (the "Private Certificates" and, together with the Class A-WIO Certificate and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate ___.00% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates (other than the Class A-9 and Class A-PO Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------------                                    -----------

         (EX-4)                                      Pooling    and    Servicing
                                                     Agreement,   dated   as  of
                                                     March   27,   1997,   among
                                                     Norwest  Asset   Securities
                                                     Corporation,  Norwest  Bank
                                                     Minnesota,         National
                                                     Association and First Union
                                                     National   Bank  of   North
                                                     Carolina, as trustee.

         (EX-23)                                     Consent    of   Coopers   &
                                                     Lybrand L.L.P., independent
                                                     Certified            Public
                                                     Accountants   of  Financial
                                                     Security Assurance Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION

March 27, 1997

                                           /s/ B. David Bialzak
                                           --------------------
                                           B. David Bialzak
                                           Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                               Paper (P) or
Exhibit No.       Description                                  Electronic (E)
-----------       -----------                                  --------------


   (EX-4)         Pooling and Servicing                          E
                  Agreement, dated as of
                  March 27, 1997 among Norwest
                  Asset Securities Corporation,
                  Norwest Bank Minnesota, National
                  Association and First Union
                  National Bank of North Carolina,
                  as trustee.

   (EX-23)        Consent of Coopers & Lybrand L.L.P.            E
                  independent Certified Public Accountants of Financial Security Assurance Inc.